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                                                                    EXHIBIT 23.1










                         CONSENT OF INDEPENDENT AUDITORS
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The Board of Directors and Shareholders
INTERLINQ Software Corporation:

We consent to the use of our report dated August 6, 1996 incorporated herein by reference. Our report refers to a change in the method of accounting for income taxes effective July 1, 1993.



KPMG PEAT MARWICK LLP

Seattle, Washington
February 3, 1997